                                                                                EXHIBIT 32.2

                                 CERTIFICATION PURSUANT TO
                                      18 U.S.C.ss.1350,
                                   AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cognigen Networks, Inc. (the "Company") on Form
10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Gary L. Cook, the Chief Financial Officer
of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Gary L. Cook
                                    ----------------
                                    Gary L. Cook
                                    Chief Financial Officer

Dated: November 12, 2004